Exhibit 10.4
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                      GENERAL ASSIGNMENT AND BILL OF SALE


         For value received, INNOVATIVE OPTICS, INC., a Georgia corporation (hereinafter referred to as "Seller"), hereby grants, conveys, assigns, transfers and sets over to PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation (hereinafter referred to as "Purchaser"), all of its right, title and interest in the Assets (as defined and described in the Asset Purchase Agreement (as defined herein)), as well as all proceeds from the conversion, voluntary, or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of condemnation awards, all as more particularly described in that certain Asset Purchase Agreement dated as of January 31, 2002 to which Seller and Purchaser are parties (the "Asset Purchase Agreement") which Asset Purchase Agreement including the schedules and exhibits thereto, is hereby incorporated herein by reference.

         To the extent that the assignment of any of the foregoing requires the consent of a governmental agency or authority or any other third party, this General Assignment and Bill of Sale shall not constitute an assignment of the same if an attempted assignment would constitute a breach or cancellation thereof, or work a forfeiture thereof, but Seller agrees that Seller will use its best efforts to obtain the written consent of such other parties to the assignment thereof to Purchaser, and if such consent is not obtained, Seller will cooperate with Purchaser in any reasonable arrangement designed to provide for Purchaser the benefits thereunder, including, without limitation, the rights and privileges thereunder and the profits to be derived therefrom and the enforcement at Seller's expense for the benefit of Purchaser of any and all rights of Seller thereunder arising out of the breach, cancellation or forfeiture before or after the date hereof by such other party if the basis of such breach, cancellation or forfeiture rests upon the purported prohibited assignment thereof or the claim that the arrangement constitutes such a prohibited assignment.

         Seller hereby irrevocably constitutes and appoints Purchaser, its successors and assigns, its true and lawful attorney with power of substitution, in the name of Seller, or otherwise, and on behalf of and for the benefit of Purchaser, its successors and assigns, to demand and receive from time to time any and all of the Assets hereby conveyed, transferred, assigned and delivered, to give receipts and releases for and in respect of the same, or any part thereof, and from time to time to institute and prosecute, in the name of Seller or otherwise, all such suits and actions at law or in equity as Purchaser, its successors and assigns, may deem proper, to collect, assert and enforce any claim, rights, title, debt or account hereby assigned, transferred and delivered, or intended so to be, to defend or compromise any and all actions, suits and proceedings in respect of any of the properties, rights and privileges hereby assigned, transferred or conveyed or intended so to be, and to do any and all acts and things with respect to said properties that Purchaser, its successors and assigns shall deem reasonably necessary, Seller hereby declaring, warranting and representing that the foregoing powers are coupled with an interest and shall not be subject to any revocation by Seller in any manner or for any reason whatsoever.

         From and after the date hereof, Seller shall duly perform such further acts and duly execute, acknowledge, and deliver all such further deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Purchaser and protect its rights,


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title and interest in and  enjoyment of all the Assets and business  intended to be assigned and conveyed pursuant to this General Assignment and Bill of Sale and as may be appropriate otherwise to carry out the transactions contemplated by this General Assignment and Bill of Sale.

         And Seller for itself, its successors and assigns, covenants and agrees to and with Purchaser to warrant and forever defend the property hereby sold to Purchaser, its successors and assigns, against all and every person or persons whomsoever.

         The terms of this General Assignment and Bill of Sale shall be deemed to supplement the provisions of the Asset Purchase Agreement. In the event of inconsistency between the terms of this Agreement and the Asst Purchase Agreement, the terms of the Asset Purchase Agreement shall prevail.

         IN WITNESS WHEREOF, Seller has executed this General Assignment and Bill of Sale and delivered it to Purchaser as of the 31st day of January, 2002.

                                            INNOVATIVE OPTICS, INC.



                                            By: /s/ Mario F. Barton
                                            ------------------------------------
                                            Mario F. Barton
                                            Chief Executive Officer


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